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                                AMENDMENT NO. TWO
                     TO AMENDED AND RESTATED LEASE AGREEMENT
                  BETWEEN SERVICE ONE INTERNATIONAL CORPORATION
                            AND DONALD A. DUNHAM, JR.

         THIS AMENDMENT NO. TWO to the AMENDED AND RESTATED LEASE AGREEMENT, by and between Donald A. Dunham, Jr. ("Landlord") and Service One International Corporation, ("Tenant"), is entered into this 31st day of July, 1997.

                              W I T N E S S E T H:

         WHEREAS, the Landlord and Tenant have previously executed an Amended and Restated Lease Agreement dated December 12, 1996; and

         WHEREAS, subsequent to the execution of such Amended and Restated Lease Agreement, Landlord and Tenant entered into Amendment No. 1 to the Amended and Restated Lease Agreement dated June 11, 1997, whereby Tenant agreed to pay Additional Base Rent to Landlord in that Landlord would provide certain improvements to the Property and whereby Tenant agreed to guaranty the Landlord's promissory note ("Note"); and

         WHEREAS, subsequent to the execution of such Amended and Restated Lease Agreement, Landlord has agreed to assign his interest in the Amended and Restated Lease and any subsequent amendments, thereto, to Sioux Falls Financial Services, L.L.C; and

         WHEREAS, Tenant is not required to consent to such assignment pursuant to paragraph 14c of the Amended and Restated Lease Agreement; and

         WHEREAS, the Landlord and Tenant now desire to amend the Amended and Restated Lease Agreement to reflect the Landlord as being Sioux Falls Financial Services, L.L.C.
("New Landlord").

         NOW, THEREFORE, in consideration of the promises and mutual covenants herein contained, it is hereby agreed as follows:

         1. Donald A. Dunham, Jr., has assigned the Amended and Restated Lease Agreement to Sioux Falls Financial Services, L.L.C. Tenant hereby consents to the assignment from Landlord to New Landlord.

         2. Landlord and Tenant hereby agree to amend the Amended and Restated Lease by adding a new paragraph n to Article 25 to the Lease.

                  25(n) Landlord and Tenant hereby agree that Landlord shall be liable for any Additional Base Rent that has been paid to Landlord by Tenant but has not been paid on Landlord's Note and that Tenant may deduct and set off such amounts from future payments



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                  of Base Rent and Additional Base Rent due under the Lease.
                  Landlord shall provide to Tenant copies of any default notices Landlord has received on its Note and Tenant reserves the right to make Additional Base Rent payments directly to the holder of the Note, if Landlord is in default under the terms of the Note.

         3. All the provisions of the Amended and Restated Lease Agreement are hereby ratified and affirmed.

         Dated in Sioux Falls, South Dakota, this 31st day of July, 1997.

LANDLORD                                  TENANT

 /s/  Donald A. Dunham, Jr.               Service One International Corporation
-------------------------------
Donald A. Dunham, Jr.
                                          By  /s/ R. M. D. Pasquale
                                              ---------------------------------
                                           Its Chief Financial Officer
                                              ---------------------------------

NEW LANDLORD

Sioux Falls Financial Services, L.L.C.

By  [Illegible]
    ---------------------------------
  Its Managing [Illegible]
    ---------------------------------


STATE OF SOUTH DAKOTA                       )
                                            :ss
COUNTY OF MINNEHAHA                         )

         On the 6th day of August, 1997, before me, the undersigned officer, personally appeared Donald A. Dunham, Jr. who acknowledged himself to be the President of Dunham Property management, Inc., a corporation, and that as such President, being authorized so to do, executed the foregoing instrument for the purpose therein contained, by signing the name of the corporation by himself as President.

         IN WITNESS WHEREOF, I hereunto set my hand and official seal.

                                          Craig [Illegible]
                                          ---------------------------------
                                          Notary Public - South Dakota

                                          My Commission Expires:  May 23, 2002


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STATE OF SOUTH DAKOTA                       )
                                            :ss
COUNTY OF MINNEHAHA                         )

         On the 6th day of August, 1997, before me, the undersigned officer, personally appeared Ron D. Pasquale, who acknowledged himself to be the Authorized Agent of Service One International Corporation, a corporation, and that as such Authorized Agent, being authorized so to do, executed the foregoing instrument for the purpose therein contained, by signing the name of the corporation by himself as Authorized Agent.

         IN WITNESS WHEREOF, I hereunto set my hand and official seal.

                                          /s/  [Illegible]
                                          ---------------------------------
                                          Notary Public - South Dakota

                                          My Commission Expires:  May 23, 2002


STATE OF SOUTH DAKOTA                       )
                                            :ss
COUNTY OF MINNEHAHA                         )

         On the 6th day of August, 1997, before me, the undersigned officer, personally appeared Donald A. Dunham, Jr. who acknowledged himself to be the Authorized Agent of Sioux Falls Financial Services, L.L.C, A South Dakota limited liability company, and that as such Authorized Agent, being authorized so to do, executed the foregoing instrument for the purpose therein contained, by signing the name of the corporation by himself as Authorized Agent.

         IN WITNESS WHEREOF, I hereunto set my hand and official seal.

                                          /s/  [Illegible]
                                          ---------------------------------
                                          Notary Public - South Dakota

                                          My Commission Expires:  May 23, 2002